UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2012

DIVERSIFIED RESTAURANT HOLDINGS, INC.

(Name of registrant in its charter)

Nevada	000-53577	03-0606420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
27680 Franklin Road Southfield, MI 48034

(Address of principal executive offices)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors (“Board”) of Diversified Restaurant Holdings, Inc. (the “Company”) adopted a First Amendment to the Amended and Restated Bylaws of the Company (the “First Amendment”) at its meeting held on October 25, 2012. The First Amendment, a copy of which is attached as Exhibit 3.2 to this filing, became effective on October 25, 2012. The First Amendment revised Section 5.01(a) of the Company's bylaws to delete the requirement that the Board appoint a Nominating and Corporate Governance Committee. The Board made no other amendments to the Company's bylaws and ratified and affirmed the bylaws in all other respects.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.2	First Amendment to the Amended and Restated Bylaws of Diversified Restaurant Holdings, Inc.

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIVERSIFIED RESTAURANT HOLDINGS, INC.

Dated: October 31, 2012	By:	/s/ David G. Burke
	Name:	David G. Burke
	Title:	Chief Financial Officer (Principal Financial and Accounting Officer)